UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 14, 2008
Date of Report (Date of earliest event reported)

NORD RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-08733	85-0212139
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1 West Wetmore Road, Suite 203
Tucson, Arizona		85705
(Address of principal executive offices)		(Zip Code)

520-292-0266
Registrant's telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item	Description
2.02	Results of Operations and Financial Condition
7.01	Regulation FD Disclosure
9.01	Financial Statements and Exhibits

2.

SECTION 2 – FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition

On August 14, 2008, Nord Resources Corporation (“Nord”) issued a news release, a copy of which is attached as Exhibit 99.1, which includes disclosure of certain financial results for the quarter ended June 30, 2008.

The information in Item 2.02 of this report, and the related information in Item 9.01 and the exhibit, are being furnished pursuant to Item 2.02 of Form 8-K and General Instruction B.2 of Form 8-K. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

In the news release, a copy of which is attached as Exhibit 99.1, Nord also disclosed that:

  in the quarter ended June 30, 2008, it more than doubled its sales of copper cathodes, reflecting the fact that this was Nord’s first full quarter of production from leaching the existing ore heaps at the Johnson Camp Mine, after achieving commercial production on February 1, 2008;

  it currently estimates the capital cost to reactivate the Johnson Camp Mine to be approximately $34 million, of which Nord has spent $21.4 million as of June 30, 2008;

  as of June 30, 2008, Nord had $13 million remaining undrawn under the $25 million secured term-loan credit facility arranged in June 2007 with Nedbank Limited; and

  based on its current assessments, outlook and forecasts with respect to the Johnson Camp Mine, Nord believes that it has access to sufficient funds to meet its estimated capital requirements for the reactivation plan of the Mine.

The information in Item 7.01 of this report, and the related information in Item 9.01 and the exhibit, are being furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2 of Form 8-K. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit
99.1	News release dated August 14, 2008**

** Furnished herewith.

3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORD RESOURCES CORPORATION

	By:	“/s/ Wayne W. Morrison”
DATE: August 14, 2008
Wayne W. Morrison
Chief Financial Officer

4.